UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	August 21, 2012

BENIHANA INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26396	65-0538630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8685 Northwest 53rd Terrace, Miami, Florida	33166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(305) 593-0770

None
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

The Merger

On August 21, 2012, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) between Benihana Inc. (the “Company”), Safflower Holdings Corp., a Delaware corporation (“Parent”), and Safflower Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), Merger Sub was merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent.  The Merger Agreement and the transactions contemplated thereby were approved by the Company’s stockholders at a special meeting of the stockholders on August 21, 2012.

At the effective time (the “Effective Time”) and as a result of the Merger, each share of common stock of the Company issued and outstanding immediately prior to the Merger, other than those shares held by stockholders, if any, who properly exercise their appraisal rights under Delaware law and any shares held in the Company's treasury or owned by Parent, Merger Sub or any other subsidiary of Parent, was automatically converted into the right to receive $16.30 in cash without interest and net of any taxes required to be withheld therefrom.  Furthermore, at the Effective Time and as a result of the Merger, each outstanding option to buy shares of Company common stock granted under the Company's stock option plans, whether or not vested and exercisable, was cancelled.  The holder of each stock option is entitled to promptly receive from Parent (or Parent shall cause the surviving corporation to pay to each such holder) (and in any event, within two business days after the Effective Time) an amount in cash, without interest and less applicable withholding and excise taxes, equal to the product of the number of shares of Company common stock subject to each option as of the Effective Time, multiplied by the excess, if any, of $16.30 over the exercise price per share of Company common stock subject to such option.  If the amount of such product is zero, no payment will be made.

The descriptions contained in this Current Report on Form 8-K of the Merger Agreement and the transactions contemplated thereby are not complete and are qualified in their entirety by the full and complete text of the Merger Agreement, which is incorporated by reference herein as Exhibit 2.1.

The Sale-Leaseback Transaction

On August 21, 2012, pursuant to the Agreement for Sale and Purchase (the “Sale Leaseback Agreement”) between certain subsidiaries (collectively, the “Benihana Subsidiaries”) of the Company and certain purchasers (collectively, the “Purchasers”), all of which are affiliates of Cole Real Estate Investments (“Cole”), the Company consummated a sale leaseback transaction with Cole for the real properties of thirteen Benihana restaurants (the “Properties”) at a gross purchase price of approximately $47.4 million, subject to adjustments and pro-rations (the “Sale Leaseback Transaction”).  Pursuant to the Sale Leaseback Agreement, Purchasers, as landlords, entered into leases of the Properties back to the respective Benihana Subsidiaries, as tenants, pursuant to a form of lease prescribed by the Sale Leaseback Agreement. The Properties were sold on an “as is, where is, with all faults” basis.

Item 1.01.  Entry into a Material Definitive Agreement

New Credit Facilities

On August 21, 2012, the Company (as successor-in-interest to Merger Sub), as borrower, Parent, as a guarantor, and the other subsidiaries of the Company, as guarantors, entered into a Credit Agreement with GCI Capital Markets LLC as agent (“Agent”) and the lenders party thereto from time to time (the “Lenders”) (the “New Credit Agreement”).  The New Credit Agreement provides for: (i) a term loan in an aggregate principal amount of $147.5 million and (ii) a $15 million revolving credit facility, $7.5 million of which is available for letters of credit ((i) and (ii) together, the “New Credit Facilities”).

In connection with the entry into the New Credit Facilities, Parent, the Company and their subsidiaries also entered into (i) a Security Agreement dated as of August 21, 2012 in favor of Agent (the “Security Agreement”) and (ii) a Pledge Agreement dated as of August 21, 2012 in favor of Agent (the “Pledge Agreement” and, together with the Security Agreement, the “Collateral Documents”). Pursuant to the Collateral Documents, Parent and its subsidiaries granted Agent, for the benefit of the Lenders, a first priority security interest in substantially all of Parent’s and its subsidiaries’ tangible and intangible assets, including, without limitation, equity securities (subject to customary exceptions), to secure the amounts borrowed and obligations incurred under the New Credit Facilities.

Equity Rollover Agreement

On August 21, 2012, Richard C. Stockinger, the Chief Executive Officer and President of the Company, entered into a Contribution and Exchange Agreement with Safflower Holdings LLC, the parent company of Parent (“Safflower”), pursuant to which Mr. Stockinger contributed 108,344 shares of the Company’s restricted stock owned by him to Safflower immediately prior to the Effective Time, in exchange for an equal number of senior units in Safflower, subject to the terms and conditions therein.

Item 1.02.  Termination of a Material Definitive Agreement

On August 21, 2012, in connection with the consummation of the Merger, the Company terminated the Amended and Restated Credit Agreement (the “Credit Agreement”), dated February 10, 2011, by and among the Company, Benihana National Corp. and Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), including any amendments thereto, upon payment of the commitment fee owed for the unused portion of the loan commitment through the Effective Time.

Item 2.01.  Completion of Acquisition or Disposition of Assets

The information set forth under the heading “Introductory Note” and Item 1.01 hereof are incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 hereof is incorporated herein by reference.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 21, 2012, the Company notified the NASDAQ Global Select Market (“NASDAQ”) that the Merger was consummated, and trading of the Company’s common stock on NASDAQ was suspended.  In addition, on August 21, 2012, the Company requested that NASDAQ file a delisting application on Form 25 with the Securities and Exchange Commission (the “SEC”) to report the delisting of the Company’s common stock from NASDAQ. The Company intends to file a certification on Form 15 with the SEC requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended, be suspended.

Item 3.03.  Material Modifications to Rights of Security Holders

On August 21, 2012, as a result of the Merger, each share of the Company’s common stock issued and outstanding immediately prior to the Effective Time (other than those shares held by stockholders, if any, who properly exercise their appraisal rights under Delaware law and any shares held in the Company's treasury or owned by Parent, Merger Sub or any other subsidiary of Parent) was cancelled and automatically converted into the right to receive $16.30 in cash without interest and net of any taxes required to be withheld therefrom.  Holders of the Company’s common stock that were issued and outstanding prior to the Effective Time ceased to have any rights with respect to such securities (other than their right to receive the merger consideration, as applicable), nor do they have any interest in the Company’s future earnings or growth. The information set forth under the heading “Introductory Note” relating to the Merger is incorporated herein by reference.

Item 5.01.  Changes in Control of Registrant

As a result of the Merger, a change in control of the Company occurred, and the Company is now a wholly-owned subsidiary of Parent.  Parent is owned by funds advised by Angelo, Gordon & Co. (“AG”).  The aggregate purchase price paid by Parent in connection with the Merger was approximately $295 million. The source of funds for the Merger and related transaction expenses included cash equity contributions of approximately $97.9 million from funds advised by AG, $5.4 million from co-investors, $144.9 million from the New Credit Facilities, $46.4 million from the net proceeds of the Sale Leaseback Transaction and $15.8 million in Company cash.

The information set forth under the “Introductory Note” and Items 1.01, 2.03 and 5.02 hereof are incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the consummation of the Merger, John E. Abdo, Norman H. Becker, J. Ronald Castell, Adam L. Gray, Michael W. Kata, Adam B. Levan, Michael S. Kaufman and Richard T. Snead resigned from the Board of Directors of the Company and all board committees, effective at the Effective Time.

Pursuant to the terms of the Merger Agreement, as a result of the Merger, the directors of Merger Sub - consisting of Messrs. Richard Leonard, Sean Murphy, Arthur Peponis, Richard C. Stockinger, Thomas J. Baldwin and Edward Grace - have become directors of the Company, effective as of the Effective Time.

On August 21, 2012, the Company entered into an amendment (the “Amendment”) to the Amended and Restated Employment Agreement dated August 9, 2011 by and between the Company and Stockinger.  Pursuant to the terms of the Amendment and related agreements,  Mr. Stockinger is entitled to receive an equity interest in Parent subject to satisfaction of time and/or performance vesting conditions.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the terms of the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company was amended in its entirety to contain the provisions set forth in Exhibit A to the Merger Agreement. The Amended and Restated Certificate of Incorporation of the Company is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

In addition, pursuant to the terms of the Merger Agreement, at the Effective Time, the bylaws of the Company were amended in their entirety to contain the provisions set forth in Exhibit B to the Merger Agreement. Such bylaws are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 5.07.  Submission of Matters to Vote of Security Holders

On August 21, 2012, the Company, convened a special meeting of its stockholders (the “Meeting”), with respect to the matters set forth below.  A description of the proposals and the final vote results are as follows:

(1)           Merger Proposal. To consider and vote upon a proposal to adopt the Merger Agreement, pursuant to which (i) Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly-owned subsidiary of Parent, and (ii) each share of common stock of the Company issued and outstanding immediately prior to the merger, other than those shares held by stockholders, if any, who properly exercise their appraisal rights under Delaware law and any shares held in the Company's treasury or owned by Parent, Merger Sub or any other subsidiary of Parent, will be converted into the right to receive $16.30 in cash without interest and net of any taxes required to be withheld therefrom (the “Proposed Merger”).  The results are as follows:

For	Against	Abstain	Broker Non-Votes
14,922,321	10,020	117,176	--

(2)           Advisory Vote on Executive Compensation. To consider and vote upon a proposal to approve, on an advisory and non-binding basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Proposed Merger.    The results are as follows:

For	Against	Abstain	Broker Non-Votes
13,602,621	1,343,9440	102,951	--

(3)           Adjournment Proposal. To consider and vote upon the proposal to adjourn the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the Merger Agreement.    The results are as follows:

For	Against	Abstain	Broker Non-Votes
14,659,097	375,258	15,165	--

Item 8.01.  Other Events

On August 21, 2012, the Company issued a press release announcing that the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated May 22, 2012, by and among Benihana Inc., Safflower Holdings Corp. and Safflower Acquisition Corp. Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed May 23, 2012.

3.1	Amended and Restated Certificate of Incorporation of the Company dated as of August 21, 2012.
3.2	By-laws of the Company dated as of August 21, 2012.
99.1	Press Release issued by Benihana Inc. on August 21, 2012.

Safe Harbor Statement

Except for the historical matters contained herein, statements in this current report, and the information incorporated by reference herein, are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements involve risks and uncertainties that may affect the business and prospects of the Company, including, without limitation: risks related to the Company's business strategy, including the Renewal Program and marketing programs; risks related to the Company's ability to operate successfully in the current challenging economic environment; risks related to the Company's efforts to strengthen its Benihana Teppanyaki concept and build its RA Sushi and Haru brands; and other risks and uncertainties that may cause results to differ materially from those set forth in the forward-looking statements. Past performance may not be indicative of future results. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. In addition to the risks and uncertainties set forth above, investors should consider the risks and uncertainties discussed in the Company 's filings with the Securities and Exchange Commission, including, without limitation, the risks and uncertainties discussed under the heading "Risk Factors" in such filings. The Company does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BENIHANA INC.

Dated: August 21, 2012	By:	/s/ J. David Flanery
J. David Flanery Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated May 22, 2012, by and among Benihana Inc., Safflower Holdings Corp. and Safflower Acquisition Corp. Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed May 23, 2012.

3.1	Amended and Restated Certificate of Incorporation of the Company dated as of August 21, 2012.
3.2	By-laws of the Company dated as of August 21, 2012.
99.1	Press Release issued by Benihana Inc. on August 21, 2012.